UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 12, 2010
Emergent BioSolutions Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33137 (Commission File Number)	14-1902018 (IRS Employer Identification No.)

2273 Research Boulevard, Suite 400, Rockville, Maryland (Address of Principal Executive Offices)	20850 (Zip Code)
Registrant’s telephone number, including area code: (301) 795-1800
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☑     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The following is a transcript of a conference call held on August 12, 2010 to discuss Emergent’s entry on August 12, 2010 into a definitive agreement to acquire Trubion Pharmaceuticals, Inc.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 16, 2010	EMERGENT BIOSOLUTIONS INC.
	By:	/s/ R. Don Elsey
R. Don Elsey
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Transcript dated August 12, 2010